Exhibit 99.2

Franklin Financial Network, Inc. (NYSE:FSB) Third Quarter 2017 Investor Call October 26, 2017

2 Forward - Looking Statements Except for the historical information contained herein, this presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward - looking statements include, among other things, statements regarding intent, belief or expectations of the Company and can be identified by the use of words such as "may," "will," "should," "would," "assume," "outlook," "seek," "plan," "believe," "expect," "anticipate," "intend," "estimate," "forecast," and other comparable terms. The Company intends that all such statements be subject to the “safe harbor” provisions of those Acts. Because forward - looking statements involve risks and uncertainties, actual results may differ materially from those expressed or implied. Investors are cautioned not to place undue reliance on these forward - looking statements and are advised to carefully review the discussion of forward - looking statements and risk factors in documents the Company files with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise.

3 Company Overview Financial Highlights (2) Source: Company Documents and SNL Financial (1) Data as of June 30, 2017 (2) A reconciliation of non - GAAP financial measures can be found in our earnings release posted on the Investor Relations page of our website, located at www.franklinsynergybank.com (3) Approved and opening in 4Q17 Asset Growth 635134_1.wor (NY0086JT) 24 840 Murfreesboro Rutherford 635134_1.wor (NY0086JT) Franklin Brentwood Williamson 840 65 40 635134_1.wor (NY0086JT) 635134_1.wor (NY0086JT) Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis (At or for the quarter ended September 30, 2017) ($ in 000s) Assets $3,565 Loans (including loans held for sale) $2,129 Deposits $2,825 Total Equity $304 Tangible Common Equity/Tangible Assets 8.25% Annualized Return on Average Assets 1.03% Annualized Return on Average Equity 11.83% NPAs/Assets 0.12% Middle - TN focused financial holding company, headquartered in Franklin, TN (Located 15 minutes south of Nashville)  12 branches located in demographically attractive and high growth Williamson County(81% of deposits) (1) and Rutherford County (19% of deposits) (1) . Founded in 2007 – both locally managed and owned Real estate lending focus (~78% of total portfolio)  Complementary mortgage origination platform – $442 mm origination volume in 2016; $313 mm through Q3 ‘17 Robust growth – 39.4% asset CAGR since 2009 Branch Map ($ in millions) Premier Middle - Tennessee Bank $272 $350 $465 $578 $796 $1,356 $2,168 $2,943 $3,565 2009 2010 2011 2012 2013 2014 2015 2016 3Q17 (3)

4 Ranked 30 th in Forbes 2016 Best Places for Business and Careers Metro Population of 1.9 million Ranked 6th among nation’s top cities for real estate investing in 2017 Leading Industries: tourism, health care management, publishing, insurance, music and entertainment 21 accredited 4 - year colleges and universities Finished vacant new home inventory less than one month as of June 2017 Source: Nashville Chamber of Commerce, the Council for Community and Economic Research, Bureau of Economic Analysis, U.S. Dep art ment of Commerce, Forbes, Fortune, Red Report, Bureau of Labor Statistics, and SNL Financial. (1) U.S. News and World Report. (2) Data as of December 2015. (3) Moody’s has assigned Aaa ratings for government bonds of these entities; Standard & Poor’s has assigned ratings ranging from AAA to AA - for government b onds of these entities. Nashville / Davidson • No state personal income tax on wages or estate tax • Ranked 3rd for best cities for jobs in 2017 by Forbes up from 5th in 2015 • Ranked 13th most affordable city in the country in 2017(1) • Ranked 30th in Forbes 2016 Best Places for Business and Careers • County unemployment 2.7% as of August 2017 Wealthiest county in Tennessee and the 7 th wealthiest county nationwide Fastest growing county (2014 to 2016) in Tennessee with a current population of 219,107(2) Home to 40 corporate headquarters 7 Fortune 1,000 companies Three AAA rated government entities: the County, the City of Franklin, the City of Brentwood(3) County ranked #1 Fastest growing job market in the US at 6.7% County unemployment rate: 2.7% as of August 2017 Finished vacant new home inventory less than one month as of June 2017 Median household income $96,565 (2015) Private sector job growth from 2006 – 2016 58.3% and 36.4% from 2011 - 2016 Williamson Rutherford One of the wealthiest counties in Tennessee Murfreesboro 10th fastest growing large city in U.S. 2015 / 2016 Second fastest growing county (2014 to 2016) in Tennessee with a current estimated population of 308,251(2) Home of Nissan USA’s largest manufacturing facility; regional headquarters of General Mills, Amazon Fulfillment Center County unemployment rate: 2.9% as of August 2017 Finished vacant new home inventory 1.8 months as of June 2017 Median household income $56,219 (2015) Ranked 5th in U.S. for job growth June 2015 through June 2016 Private sector job growth from 2006 - 2016 18.6% and 25.2% from 2011 - 2016 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G 577878_1.WOR / NY00813G Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Nashville Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Brentwood Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Franklin Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Murfreesboro Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Knoxville Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Memphis Highly Attractive Markets

5 Third Quarter Highlights Soundness Nonperforming loans to total loans (1) : 0.14% Allowance for loan losses to total loans (1) : 0.94% Net recoveries to average loans: (0.13%) Tier 1 risk - based capital ratio (2) : 11.57% Growth Strong growth in total loans (3) : +26.6% y/y Net income available to common shareholders: +24.5% y/y Diluted EPS of $0.65: +3.2% y/y, on +20.7% shares outstanding Tangible book value per share: +20.1% to $22.20 Profitability Return on average assets: 1.03% Return on average tangible common equity: 12.26% (1) Excludes loans held for sale. (2) This ratio is an estimate, since the Company’s quarterly regulatory reports have not yet been filed. (3) Includes loans held for sale.

6 Third Quarter Financial Summary % Change 3Q17 2Q17 3Q16 Net interest income $ 24.3 - 0.6% 17.7% Provision 0.6 3.0% - 57.6% Noninterest income 3.6 - 8.0% - 26.8% Noninterest expense 15.3 0.0% 11.5% Pretax income 12.0 - 3.7% 15.1% Net income available to common shareholders 8.9 0.3% 24.5% Net income available to common shareholders per diluted share $ 0.65 1.6% 3.2% Tangible book value per common share $22.20 3.5% 20.1% Key profitability metrics 3Q17 2Q17 3Q16 Net interest margin (1) 3.05% 3.08% 3.34% Efficiency ratio 54.77% 53.91% 53.65% Return on average assets 1.03% 1.03% 1.07% Return on average tangible common equity 12.26% 12.92% 14.55% (1) Includes tax equivalent adjustments on tax - exempt loans and investment securities.

7 Key Objective – Soundness: NPLs to Total Loans and “Texas Ratio” 0.10% 0.35% 0.21% 0.19% 0.14% 0.78% 0.73% 0.78% 0.74% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 3Q16 4Q16 1Q17 2Q17 3Q17 Total 90+ Days Past Due + Nonaccrual Loans FSB National Peer Texas Ratio = (Restructured loans + Nonaccrual loans + Foreclosed Real Estate) / (Total Equity Capital + Allowance for Loan and Lease Losses) 0.52% 1.26% 1.53% 1.48% 1.24% 8.29% 8.09% 6.48% 6.11% 0.00% 2.50% 5.00% 7.50% 10.00% 3Q16 4Q16 1Q17 2Q17 3Q17 Texas Ratio FSB National Peer National peer includes banks of comparable size to Franklin Synergy Bank anywhere in the U.S., as defined by banking regulatory agencies. Peer data was obtained from the Uniform Bank Performance Report, and Franklin Synergy Bank’s peer group contains insured commercial banks having assets greater than $3 billion.

8 Key Objective – Soundness: Primary Measures ($ in millions) Nonperforming Assets 3Q16 4Q16 1Q17 2Q17 3Q17 Past Due 90 Days or More Non-accrual Foreclosed assets $1.6 $6.2 NPLs $4.4 $5.3 $5.2 NPAs/total loans + foreclosed assets 0.10% 0.35% 0.27% 0.26% 0.21% Allowance for loan losses/NPLs 976% 268% 449% 479% 697% Net charge offs (recoveries)/ average loans 0.01% 0.04% 0.07% (0.00%) (0.13%)

9 Key Objective – Soundness: High Quality, Diversified Real Estate Loans Real estate loan portfolio by segment at September 30, 2017 Construction 31.1% Warehouse mortgage 0.7% Acquisition and development 2.7% Commercial real estate 34.9% Farmland 0.3% Residential - closed end 1 - 4 family 20.9% Home equity lines 9.4%

10 Key Objective – Growth: Loans 898 981 1,141 1,320 1,435 1,569 1,682 1,798 1,963 2,025 2,129 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 ($ in millions)

11 Key Objective – Growth: Loans ($ in millions) Loan Growth: Comparable quarter +26.6% Sequential quarter +5.1% (20.4% annualized) $806 $1,318 $1,797 $1,682 $2,129 2014 2015 2016 2016 2017 Year Ended December 31 Quarter Ended September 30 NOTE: Includes loans held for sale.

12 Key Objective – Growth: Year - Over - Year Loan Growth Loan Type 3Q2017 3Q2016 Growth % Growth Construction 470,608$ 425,258$ 45,350$ 10.7% Acquisition & development 44,327 49,078 (4,751) -9.7% Commercial real estate - owner-occupied 201,262 123,480 77,782 63.0% Commercial real estate - other 397,971 307,344 90,627 29.5% Residential - closed end 1-4 family 373,718 229,169 144,549 63.1% Residential - open end 1-4 family 158,577 142,374 16,203 11.4% Warehouse mortgage 11,823 26,819 (14,996) -55.9% Total real estate 1,658,286 1,303,522 354,764 27.2% Commercial 466,735 374,717 92,018 24.6% Consumer & other 3,933 3,458 475 13.7% Total Gross Loans 2,128,954 1,681,697 447,257 26.6% Less: Deferred fees (1,201) (820) (381) 46.5% Total Net Loans 2,127,753$ 1,680,877$ 446,876$ 26.6% ($ in thousands)

13 Key Objective – Growth: Deposits 363 332 243 328 378 322 354 697 680 566 439 909 1,160 1,472 1,486 1,576 1,928 1,864 1,695 2,137 2,188 2,386 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 Public funds deposits All other deposits ($ in millions)

14 Key Objective – Growth: Substantial Y/Y Increase in Deposits ($ in millions) Deposit Balances: Comparable quarter +27.4% Sequential quarter +2.6% (10.2% annualized) $354 $697 $680 $566 $439 $471 $473 $709 $717 $853 $1,393 $1,222 $1,428 $1,471 $1,533 3Q16 4Q16 1Q17 2Q17 3Q17 Public Funds Brokered Deposits All Other Deposits $2,392 $2,825 $2,218 $2,817 $2,754 NOTE: All other deposits include noninterest - bearing checking accounts, money market demand accounts, savings accounts and time deposits.

Key Objective – Growth: Earnings History


Net Income ($ in 000's)
10,000
7,500
5,000
2,500
-
3,132
3,134
5,150
4,664
6,210
7,508
7,137
7,179
7,934
8,874
8,889
1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17


Diluted Earnings per Share
0.75
0.50
0.25
-
0.37
0.28
0.46
0.41
0.55
0.66
0.63
0.58
0.58
0.64
0.65
1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17

15

16 Key Objective – Profitability: Relatively Stable Net Interest Margin Net Interest Margin By Quarter (1) 3.34% 3.27% 3.18% 3.08% 3.05% 3Q16 4Q16 1Q17 2Q17 3Q17 (1) Reflects tax - equivalent adjustments on tax - exempt loans and investment securities

17 Key Objective – Profitability: Noninterest Income ($ in thousands) 3Q16 2Q17 3Q17 Service charges on deposit accounts $ 44 $ 45 $ 39 Other service charges and fees 845 758 787 Net gains on sale of loans (1) 2,942 2,067 1,517 Wealth management 446 648 643 Loan servicing fees, net (40) 53 70 Gain on sale of securities 430 120 350 Net gain (loss) on sale of foreclosed assets 30 3 (16) Other 179 186 179 Total noninterest income $4,876 $3,880 $3,569 (1) Primarily from sale of mortgage loans. $139 $124 $90 $127 $96 3Q16 4Q16 1Q17 2Q17 3Q17 Mortgage Production ($ in millions)

18 Key Objective – Profitability: Noninterest Expense and Economies of Scale ($ in thousands) 3Q16 2Q17 3Q17 Salaries and employee benefits $ 7,979 $ 9,128 $ 9,011 Occupancy and equipment 2,001 2,195 2,399 FDIC assessment expense 570 1,015 900 Marketing 206 285 192 Professional fees 935 702 821 Amortization of core deposit intangible 138 121 115 Other 1,879 1,837 1,840 Total noninterest expense $13,708 $15,283 $15,278 53.65% 54.55% 51.63% 53.91% 54.77% 3Q16 4Q16 1Q17 2Q17 3Q17 Efficiency Ratio

19 Key Elements of FSB Performance Growth Real Estate Lending Asset Quality Proven, Successful Banking Model